Commitment and Contingencies	6 Months Ended
Jun. 30, 2016
Commitment and Contingencies [Abstract]
Commitment and Contingencies:
14.      Commitment and Contingencies:
14.1      Legal proceedings
Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business.
As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.
An investigation was carried out by Chinese authorities in relation with an alleged collision of the vessel Catalina with a fishing boat while enroute to Indonesia on May 7, 2016. The vessel remained detained in Ningbo, China and was released during July 2016.
The Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.
14.2      Contractual charter revenue
Future minimum contractual charter revenue, based on vessels committed to non-cancelable, long-term time contracts as of June 30, 2016, amount to $21,451 for the twelve months ending June 30, 2017 and $49 for the twelve months ending June 30, 2018. This amount does not include any assumed off-hire.
Under seven of the Company's charter agreements, the charterer had the option to (i) acquire the vessels at fair market value as determined by two independent brokers, at the date that the options were exercised, less $5,000 per vessel or, (ii) to require a cash payout of $5,000 per charter agreement in which case the charter agreement would automatically be terminated on the date of completion of the current voyage. These options were exercisable beginning late March 2015 and throughout the term of the charter agreements which expired through 2020. On June 25, 2015, the Company concluded an agreement with the charterer under which, the charterer agreed to forgo the exercise of the purchase option under the seven charter agreements in exchange for a reduction of $35,000 in overdue receivables, $5,000 cash payment to the Company and write off the remaining $16,471 in overdue receivables as of May 31, 2015, against to "Voyage revenues". Out of the $35,000 the $6,759 has been amortized, while the remaining $28,241 were written off as "Loss on contract cancellation". As part of the transaction, new time charters were agreed for a period of over four years